CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                                                                  Exhibit 10.13
                                                Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4

                               LICENSE AGREEMENT

     This License Agreement, effective as of September 24, 1997 (the "Effective Date"), is made by and between STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), a New York corporation having an office at 65
Broadway, New York, New York 10006, and the CHICAGO MERCANTILE EXCHANGE ("CME"), an Illinois not-for-profit corporation having an office at 30 South Wacker Drive, Chicago, Illinois 60606.

                                   RECITALS:
                                   ---------

     WHEREAS, S&P compiles, calculates, maintains and owns rights in and to the various stock indices listed in Appendix 1 to this Agreement and to the proprietary data contained therein, including the S&P 500/BARRA Growth Index and the S&P 500/BARRA Value Index which S&P and BARRA, Inc. ("BARRA") together compile, calculate, maintain and own rights in; and

     WHEREAS, S&P uses in commerce and has trade name and trademark rights to the designations listed in Appendix 2 to this Agreement, including the designations "S&P 500/BARRA Growth Index" and "S&P 500/BARRA Value Index" which S&P uses with BARRA's permission; and

     WHEREAS, CME wishes to use the S&P Stock Indices and the S&P Marks in connection with: (1) creating, trading, marketing, clearing and promoting Futures Contracts and Options on Futures Contracts and activities related thereto; and (2) making disclosure about such Contracts under applicable laws, rules and regulations in order to identify that S&P is the source of the S&P Stock Indices, pursuant to the terms and conditions hereinafter set forth; and

     WHEREAS, S&P wishes to license CME to use the S&P Stock Indices and the S&P Marks for the purposes stated above and has the right (with BARRA's consent) to license the S&P/BARRA Indices and S&P/BARRA Marks to third parties, such as CME; and

     WHEREAS, CME and S&P have previously entered into five license agreements (listed in Appendix 3 hereto) that are currently in effect and collectively provide CME with a license to use the S&P Stock Indices and S&P Marks in connection with creating, trading, marketing, clearing and promoting Futures Contracts and Options on Futures Contracts and activities related thereto; and

     WHEREAS, CME and S&P wish to consolidate the five license agreements (listed in Appendix 3 hereto) into this License Agreement and to extend their terms as provided herein;

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, it is agreed as follows:

1. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

     (a) "Affected Contract" shall mean a Contract based upon an S&P Index licensed to CME on an exclusive basis, the trading of which has been affected, as described in Section 5(c) herein, by a CME listed Contract based on a Competitive Index.

     (b)  "Agreement" shall mean this License Agreement.

     (c) "CFTC" shall mean the Commodity Futures Trading Commission, as from time to time constituted or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties assigned to it under the Commodity Exchange Act, as amended, then the body performing such duties at such time.

     (d) "CME Substitute Contracts" shall have the meaning ascribed in Section 8 of this Agreement.

     (e) "CME Substitute Index" shall have the meaning ascribed in Section 8 of this Agreement.

     (f) "Competitive Contract" shall mean a Contract based upon a Competitive Index.

     (g) "Competitive Index" shall mean the [*] or any index other than an index for which CME pays S&P a license fee: (1) in which [*] or more of the [*] are also [*] of an S&P Index that is licensed to CME on an exclusive basis, and which has [*] to such S&P Index for the [*] period immediately prior to the Launch Date and each Launch Anniversary Date, as applicable; and (2) the [*] of which comprise [*] or more of the [*] of an S&P Index that is licensed to CME on an exclusive basis, and which has [*] to such S&P Index for the [*] period prior to the Launch Date and each Launch Anniversary Date, as applicable.

     (h)  "Confidential Information" shall have the meaning ascribed to it in
Section 12(b) of this Agreement.

     (i) "Contract" shall mean a Futures or Option Contract.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     (j) "Futures Contracts" shall mean: (1) all instruments: (A) the trading of which is within the exclusive jurisdiction of CFTC (assuming for this purpose that the instruments were traded in the United States regardless of where they are actually traded), (B) which are regulated by the CFTC as futures contracts (assuming for this purpose that such instruments were traded in the United States regardless of where they are actually traded), and (C) which CME has the authority to trade under its articles, by-laws, and rules; and (2) those instruments which, as of the Effective Date, meet all of the requirements specified in clause (1) of this Subsection (j) but subsequent to the Effective Date fail to meet the requirements of clause (1)(A) of this Subsection (j) solely because another U.S. regulatory authority (in addition to, or in substitution of, the CFTC) is given regulatory jurisdiction over such instruments.

     (k) "Indexed Contracts" shall mean Futures and/or Option Contracts which are indexed to any of the S&P Stock Indices.

     (l) "Launch Date" shall mean the first day that a Contract begins trading on the CME.

     (m) "Launch Anniversary Date" shall mean each [*] of a Launch Date.

     (n) "Option Contract" shall mean an option to purchase or sell Futures Contracts.

     (o)  "Normalized Volume" shall mean the [*] of a Competitive Contract,
[*] the [*] of the Affected Contract, [*] the [*] of the Competitive Contract. The [*] of each Contract shall mean the [*] of [*] and the [*] of the [*] on the day immediately preceding the Launch Date for the Competitive Contract.

     (p) "S&P/BARRA Agreement" shall mean the license agreement between S&P and BARRA pertaining to the S&P/BARRA Indices and the S&P/BARRA Marks.

     (q) "S&P/BARRA Indices" shall mean the S&P 500/BARRA Growth Index and the S&P 500/BARRA Value Index.

     (r) "S&P/BARRA Marks" shall mean the designations "S&P 500/BARRA Growth Index" and "S&P 500/BARRA Value Index."

     (s) "S&P Marks" shall mean the designations listed in Appendix 2 to this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


     (t) "S&P Stock Indices" shall mean the stock indices listed in Appendix 1 to this Agreement.

     (u) "Total Volume" shall mean the total S&P 500 trading volume plus the Total Normalized Volume (as defined in Appendix 6) in the Competitive Contract.


2.   GRANT OF LICENSE.

     (a) General. Subject to the terms and conditions of this Agreement, S&P hereby grants to CME worldwide licenses: (1) to use the S&P Stock Indices solely in connection with creating, marketing, trading, clearing and promoting Indexed Contracts; and (2) to use and refer to the S&P Marks in connection with creating, marketing, trading, clearing and promoting Indexed Contracts and with making such disclosures about Indexed Contracts as CME deems necessary or desirable under any applicable federal or state laws, rules or regulations or under this Agreement in order to indicate the source of the S&P Stock Indices.

     (b) Electronic Trading System Rights. The licenses granted to CME by this Agreement extend to the trading of Indexed Contracts at CME and also on any electronic trading system on which CME offers its products for trading, but only to the extent that the Indexed Contracts traded on such electronic trading system are cleared by CME.

     (c) Index Value Dissemination Rights. Subject to the terms and conditions of this Agreement, S&P further grants to CME a non-exclusive worldwide license to disseminate the S&P Stock Indices, in real-time, to and through third-party communications vendors, for information purposes, in connection with creating, marketing, trading, clearing and promoting Indexed Contracts.

     (d) Limited Licenses. CME acknowledges that the S&P Stock Indices (except for the S&P/BARRA Indices) and the S&P Marks (except for the S&P/BARRA Marks) are the exclusive property of S&P, that S&P has and retains all proprietary rights therein (including, but not limited to, trademarks and copyrights), and that the S&P Stock Indices (except for the S&P/BARRA Indices) and their compilation and composition and changes therein are in the complete control and discretion of S&P. CME acknowledges that the S&P/BARRA Indices and the S&P/BARRA Marks are the exclusive property of S&P and BARRA, that S&P and BARRA have and retain all proprietary rights therein (including, but not limited to, trademarks and copyrights) and that the S&P/BARRA Indices and their compilation and composition and changes therein are in the complete control and discretion of S&P and BARRA. Except as otherwise specifically provided herein, S&P reserves all rights to the S&P Stock Indices and the S&P Marks which are not expressly licensed hereunder and this

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Agreement shall not be construed to transfer to CME any right to, or interest in, the S&P Stock Indices or the S&P Marks, or in any copyright, trademark or proprietary right pertaining thereto.

     (e) Licensing of Additional S&P Stock Indices. Unless otherwise agreed by the parties in writing, this Agreement shall govern any and all licenses to S&P Stock Indices (whether newly created by S&P or resumed after discontinuation) and S&P Marks granted by S&P to CME during the term of this Agreement. Upon the granting by S&P to CME of any such license, Appendix 1 and 2 to this Agreement shall be amended accordingly.

3.   EXCLUSIVITY.

     (a) Licensed and Listed Contracts. Subject to this Section 3, the license for any S&P Stock Index that was licensed to CME pursuant to the Prior License Agreements, and in respect to which CME listed Indexed Contracts for trading prior to the Effective Date, shall be exclusive for the period commencing on the Effective Date and ending on December 31, 2008. The license shall continue on a non-exclusive basis thereafter for the duration of the term of this Agreement.

     (b) Licensed but Unlisted Contracts. The license for any S&P Stock Index that was licensed to CME pursuant to the Prior License Agreements, but which was not listed for trading prior to the Effective Date, shall be exclusive for a [*] period, commencing on the Effective Date and ending on the [*] anniversary of the Effective Date. However, if CME has applied to the CFTC to commence trading of Indexed Contracts based upon any such S&P Stock Index and CME had not previously been permitted by the CFTC to commence trading of such Indexed Contracts, then the period of exclusivity shall commence on the Effective Date and shall continue until [*] after the date on which CME receives final CFTC approval to trade Indexed Contracts based upon any such S&P Stock Index. Upon the expiration of any period of exclusivity described in this Subsection 3(b), CME shall have the option, exercisable within thirty (30) days of the date of such expiration, to extend, for [*] additional [*], the exclusive license for any such S&P Stock Index by paying S&P [*]. After the [*], if any, that CME extends the exclusivity of any license pursuant to the foregoing, S&P shall have the option of making such license non-exclusive by delivering written notice to CME within thirty (30) days of the expiration of the exclusivity of such license. In the event S&P delivers CME notice pursuant to the foregoing or CME does not elect to extend the exclusivity of any license or upon the expiration of any extension provided for above, whichever occurs first, the license for any such S&P Stock Index shall become non-exclusive and S&P may thereafter license such S&P Stock Index to any other party.

     Once listed, any such license shall remain exclusive for the remainder of the term of this Agreement so long as either, in any [*]: (1) a minimum average trading volume of [*] of such Indexed Contracts per [*] has been achieved; or
(2) in the event that such minimum average is not met, CME determines, in its sole discretion, to pay S&P the sum of [*] to maintain the exclusivity for such Indexed Contract for [*], such payment to be made within thirty (30) days after the end of [*]; provided, however, that the [*] payable by CME to S&P under this Subsection 3(b) shall be reduced by the total amount of license fees paid by CME to S&P in that [*] for such Indexed Contract. In the event the relevant license does not remain exclusive pursuant to the foregoing, the license for the relevant S&P Stock Index shall become non-exclusive and S&P may thereafter license such S&P Stock Index to any other party.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     (c) Contracts Listed for Trading After the Effective Date. The license for any S&P Stock Index licensed to CME pursuant to Section 2(e) hereof after the Effective Date, and upon which CME has listed Indexed Contracts for trading within [*] after the date of the grant of such license, shall be exclusive for the [*] following CME's listing of such Indexed Contracts. Thereafter, any such license shall remain exclusive for the remainder of the term of this Agreement so long as either, in any [*]: (1) a minimum average trading volume of [*] of such Indexed Contracts per [*] has been achieved; or (2) in the event that such minimum average is not met, CME determines, in its sole discretion, to pay S&P the sum of [*] to maintain the exclusivity for such Indexed Contract for [*] such payment to be made within thirty (30) days after the end of [*]; provided, however, that the [*] payable by CME to S&P under this Subsection 3(c) shall be reduced by the total amount of license fees paid by CME to S&P in that [*] for such Indexed Contract. In the event the relevant license does not remain exclusive pursuant to the foregoing, the license for the relevant S&P Stock Index shall become non exclusive and S&P may thereafter license such S&P Stock Index to any other party.

     (d) S&P 500 Exclusivity: In the event CME lists Competitive Contracts (vis-a-vis the S&P 500) for trading, the [*] period prior to the Launch Date of such Contracts shall be deemed the "Reference [*]." [*] following such Launch Date, and [*] on the Launch Anniversary Date it shall be determined whether, during the preceding [*], there has been a [*] or greater attributable decrease (as defined herein) in both S&P 500 volume and S&P Market Share (as defined herein) compared to levels during the Reference [*].

     An attributable decrease in S&P 500 volume shall be measured by the lesser of: (1) the difference between the annual trading, volume in the S&P 500 Contract during the Reference [*] and the trading volume in the S&P 500 Contract during the [*] prior to the relevant Launch Anniversary Date; and (2) the Normalized Volume in the Competitive Contract during such [*]. "S&P Market Share" shall be the percentage of Total Volume represented by S&P 500 trading volume.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     In the event there has been a [*] or greater attributable decrease in both S&P 500 trading volume and S&P Market Share, then [*] following the date such decreases are calculated, the attributable decrease in S&P 500 volume and S&P Market Share shall be calculated a second time for the [*] immediately prior to the date of the second calculation.

     In the event that after the [*] S&P 500 volume and S&P Market Share remain below [*] of their levels in the Reference [*], the licenses granted hereunder for the S&P 500 Index and its associated Marks shall immediately become non-exclusive and continue for the remainder of the term of this Agreement on a non-exclusive basis.

     In the event the license for the S&P 500 Index becomes non-exclusive pursuant to this Subsection 3(d), there shall be no further adjustment to the license fees paid to S&P by CME for Indexed Contracts based on the S&P 500 Index pursuant to Subsection 5(c), and such license fees shall be the Basic License Fee described in Subsection 5(a), adjusted, if applicable, pursuant to Section 5(b), for the remainder of the term of this Agreement.

4.   RIGHT OF FIRST REFUSAL ON NEW S&P STOCK INDICES.
     ------------------------------------------------

     During the term of this Agreement, CME shall have a right of first refusal on licenses to base Indexed Contracts on any stock indices not licensed hereunder as of the Effective Date, and which are developed and compiled [*] prior to or during the term of this Agreement. Prior to offering any such license to any other party, S&P must first offer the license on an exclusive basis to CME. S&P must provide CME with reasonably sufficient information on which to base its acceptance or rejection of S&P's offer, including, without limitation, information and data (if available) indicating the amount of assets benchmarked to such index. CME shall have sixty (60) calendar days thereafter to accept the offered license, in writing, on mutually agreeable terms, or to reject the offered license. However, if no agreement with respect to the offered license is reached between CME and S&P, S&P shall not grant such license to another party on more favorable terms than were offered to CME.

5.   LICENSE FEES.
     -------------

     (a) Basic License Fee. Except as provided below, and subject to the terms and conditions of this Agreement, CME shall pay S&P [*] for each trade of an Indexed Contract (except the S&P MidCap 400, for which the fee shall be [*] per trade), through October 21, 1997,

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

and [*] per trade of an Indexed Contract after October 21, 1997 and through and including the date on which this Agreement is terminated or expires pursuant to the terms hereof.

     (b) License Fees If Multiplier is Adjusted. If CME, in its sole discretion, adjusts the multiplier of the S&P 500 Contract, the basic license fee described in Section 5(a) will be proportionately adjusted on a prospective basis as of the date of such change. CME shall provide S&P with at least thirty (30) days advance written notice of such change, which notice shall specify the adjustment to S&Ps license fee. [*] thereafter, and for so long as CME trades Contracts based on the S&P 500 Index having a multiplier of [*] and so long as the S&P 500 Index is licensed to CME on an exclusive basis, CME will compare the fees paid to S&P during the [*] preceding [*] of the adjustment date, in regard to such contract, with the average annual fee paid to S&P therefor during the [*] period prior to the first day that the adjusted contract was listed for trading. If the total license fee paid to S&P for the S&P 500 Index in such [*] period is less than the average annual license fee for the S&P 500 Index for such [*] period, CME shall pay S&P the difference within sixty (60) days of the relevant [*] of the adjustment date. Notwithstanding the foregoing, under no circumstances shall CME be required to pay S&P more than [*] per round-turn trade. An example of the above-described calculation is included in Appendix 5.

     CME shall adjust the multiplier of the S&P 500 only in the event that CME determines, in its sole discretion, that such an adjustment will result in an increase in revenue to both CME and S&P.

     (c) License Fee Adjustments if Contract based on a Competitive Index is Traded. If, after the Effective Date, CME begins trading Competitive Contracts, CME shall compensate S&P for any decrease in volume in the Affected Contract that is not attributable to the normal decrease in trading volume for all Indexed Contracts. As compensation for any such decrease in volume, S&P shall be paid the lesser of the following: (1) the loss in volume (defined as the difference between the average annual volume for the [*] period preceding the Launch Date of Competitive Contracts and the volume in the Affected Contract during the [*] period following Affected Contract during that [*] period; or (2) the Normalized Volume of the Competitive Contract multiplied by the per-trade license fee paid to S&P for the Affected Contract during that period. The calculations described in this Subsection 5(c) shall be made, on each Launch Anniversary Date for the Competitive Contracts, in [*] that Competitive Contracts are traded, with the [*] period in question recalculated on a rolling basis. Amounts payable to S&P hereunder shall be paid within sixty (60) days of the relevant Launch Anniversary Date. An example of this calculation is included in Appendix 6.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     In the event CME reduces the Notional Value of the Affected Contract either prior or subsequent to its listing Competitive Contracts for trading, CME shall pay to S&P the lesser of the amounts calculated in either Subsection 5(b) or 5(c) herein.

     (d) S&P 500 Mini-Contract. In the event CME, in addition to but not in lieu of its current S&P 500 Contract, lists for trading Indexed Contracts based on the S&P 500 Index having a contract multiplier [*], CME shall pay S&P a per-trade license fee for the [*] equal to the license fee payable hereunder for the S&P 500 Contract at the time the [*] is listed, multiplied by [*] minus the percentage reduction in the size of the contract multiplier between the original S&P Contract and the [*]. Notwithstanding the foregoing, the per-trade license fee for any [*] contract shall be [*] through October 21, 1997.

     (e) Payment Schedule. The license fees payable pursuant to Section 5(a) and 5(d) shall be determined at the end of each month and shall be paid within fifteen (15) days after the end of each month. Each payment shall be accompanied by a full accounting of the basis for the calculation of the fee. The amounts required to be paid pursuant to Sections 5(b) or (c) shall be payable in accordance with such sections and shall be accompanied by a full accounting of the basis for the calculation of the payment.

     (f) Right to Audit. During the term of this Agreement and for a period of one (1) year after its termination or expiration. S&P shall have the right, during normal business hours and upon reasonable notice to CME, to audit on a confidential basis the relevant books and records of CME to determine that the license fees, and other amounts payable hereunder, have been accurately calculated. The costs of such audit shall be borne by S&P unless it determines that it has been underpaid by five percent (5%) or more; in such case, the costs of the audit shall be paid by CME.

6.   TERM.
     -----

     The term of this Agreement shall commence as of the Effective Date and shall continue in full force and effect until December 31, 2013, unless and until terminated earlier in accordance with Section 7 hereof. Upon the expiration of this Agreement, the parties shall in good faith attempt to negotiate a renewal of the Agreement on such terms as are mutually agreeable.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

7.   TERMINATION.
     ------------

     (a) Material Breach. In the case of a breach of any of the material terms or conditions of this Agreement by either party, the other party may terminate this Agreement by giving thirty (30) days prior written notice to the non-breaching party of its intent to terminate, which notice shall specify the nature of the alleged breach, and such notice shall be effective on the date specified therein for such termination unless the breaching party shall correct such breach within the notice period. In addition, at any time during the term of this Agreement, either party may give the other party ninety (90) days prior written notice of termination if the terminating party believes in good faith that material damage or harm is occurring to the reputation or goodwill of the terminating party by reason of its continued performance hereunder, and such notice shall be effective on the date specified therein of such termination, unless the other party shall correct the condition causing such damage or harm within the notice period.

     (b) Discontinuation of an S&P Stock Index. S&P shall have the right in its sole discretion to cease compilation and publication of any of the S&P Stock Indices and to terminate the license granted hereunder as to such discontinued index; provided, however, that S&P shall use its best efforts to give CME at least one (1) year prior written notice of such discontinuation, and further provided, however, that all Indexed Contracts based on the discontinued index which are open and listed for trading on the date such notice of termination was provided to CME, may nevertheless continue to be traded until such Indexed Contracts either expire and are no longer listed for trading or until thirty-six
(36) months following the date of such notice of termination, whichever occurs first. CME's obligations to make any payment to S&P with respect to any Indexed Contract licensed pursuant to this Agreement and based on the discontinued Index shall terminate effective on the date on which the license for the discontinued Index is effectively terminated by S&P.

     (c) Failure to Obtain Regulatory Approval. If, within twelve (12) months after any license has been granted to CME to trade Indexed Contracts based upon an S&P Stock Index, CME has not obtained contract market designation therefor as provided for in Section 10 hereof, then, unless the parties otherwise mutually agree, upon written notice from either CME or S&P to the other party, the license granted to CME with respect to such S&P Stock Index shall terminate, along with all rights and obligations of the parties relating thereto. The foregoing shall not apply, however, unless and until S&P reasonably determines that the CFTC has determined that a particular S&P Stock Index may legally be permitted to be used as the basis for trading Indexed Contracts.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

8.   CME SUBSTITUTE INDEX AND CONTRACTS.
     -----------------------------------

     (a) CME's Rights Upon Discontinuation of an S&P Stock Index. If S&P discontinues compilation and publication of any S&P Stock Index licensed to CME under this Agreement. CME shall have the following, rights:

          (1) S&P shall, for the purpose of enabling CME, if it chooses, to compile and make use of its own substitute index ("CME Substitute Index") with respect to any discontinued S&P Stock Index, provide CME with a continuing non-exclusive and royalty-free worldwide license to use the list of companies, shares outstanding and divisors for such discontinued S&P Stock Index as of the Index Discontinuation Date. S&P shall have no further obligations to CME with respect to such discontinued S&P Stock Index or any Indexed Contract based upon such Index after finishing CME with the aforesaid information.

          (2) As of the Index Discontinuation Date, CME shall not trade any Indexed Contracts based upon the discontinued S&P Stock Index except as provided in Section 7(b) of this Agreement. CME may continue to use the S&P Marks in connection with the trading of Indexed Contracts previously licensed hereunder as provided in, and subject to, Section 7(b). Upon receipt of any notice of index discontinuation by S&P hereunder as provided in Section 7(b), CME may elect, by written notice to S&P, to redesignate the discontinued S&P Stock Index as a CME Substitute Index and continue to trade Indexed Contracts ("CME Substitute Contracts") based upon such CME Substitute Index, except that, from the date of such notice of election until the Index Discontinuation Date of such S&P Stock Index, such CME Substitute Index shall be described in a manner to clearly differentiate it from the discontinued S&P Stock Index. CME shall have no obligation to make any payment of fees to S&P with respect to the trading of CME Substitute Contracts. After such election, CME may promote CME Substitute Contracts based upon the CME Substitute Index provided that the S&P Marks are not utilized by CME in connection therewith and CME prominently disclaims any relationship with S&P with respect to the CME Substitute Contracts.

     (b) Discontinuation of Trademark Licenses. If CME's license to use any S&P Stock Index terminates because of the termination or expiration of this Agreement, or for any reason other than S&P's discontinuation of its compilation and publication, then CME shall not use the name "Standard & Poor's" or "S&P" or "BARRA" in connection with the promotion or trading of any additional Indexed Contracts based on such S&P Stock Index; provided, however, that Indexed Contracts based on such S&P Stock Index, which are listed for trading on the date of termination, may be traded using the relevant S&P Marks until expiration or for 36 months, whichever occurs first. Following such termination, if CME elects to trade CME Substitute Contracts on a CME Substitute Index, it may make information references only to such S&P Stock Index, provided that

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

CME disclaims any relationship with S&P in connection therewith. The foregoing shall nevertheless depend on the fact that S&P shall continue to compile and publish such S&P Stock Index in which event S&P shall disseminate such Index to CME in the same fashion as is currently being done, except that CME shall bear any incremental costs incurred by S&P at any time in providing such service.

9.   S&P OBLIGATIONS.
     ----------------

     (a) Regulatory Approvals or Investigations. S&P shall reasonably assist CME in connection with the preparation of factual materials for presentation to the CME, or any other governmental entity, in connection with any application by CME for approval to trade any of the Indexed Contracts licensed hereunder, or any investigations or hearings regarding any such Indexed Contracts.

     (b) Calculation and Dissemination of Index Values. S&P or its agent shall compute and, in a manner reasonably satisfactory to CME, disseminate to CME, the value of each of the S&P Stock Indices at least once every fifteen seconds during normal trading hours. The foregoing shall be at S&P's expense, except that S&P shall not be obligated to pay for any hardware, software, communications or similar expenses associated with the receipt by CME of S&P Stock Index values. S&P, or its agent, shall provide CME each trading day with respect to each S&P Stock Index licensed to CME hereunder a special opening quotation for use in settling Indexed Contracts based on such S&P Stock Index as well as the percentage of underlying stocks that have opened trading that day in the primary market or that have resumed trading after a trading halt in the primary market. Subject to Section 13 hereof, S&P shall use its best efforts:
(1) to ensure the correct and timely calculation and dissemination of the S&P Stock Indices; (2) maintain a backup to verify the calculation of the S&P Stock Indices on a continuing basis; (3) take extra precautions to verify the accuracy of the daily closing, index values; and (4) inform CME each day of the closing numbers for each of the S&P Stock Indices as soon as practicable after the close of trading of the underlying stocks.

10.  CME's OBLIGATIONS.
     ------------------

     (a) General. CME shall use its best efforts to protect the goodwill and reputation of S&P and of the S&P Marks in connection with their use under this Agreement. CME shall maintain high standards of fairness and truthfulness in, and shall allow S&P, upon its request, to review and approve in advance, all CME advertisements, brochures, promotional and informational materials relating to or referring to the S&P Stock Indices or the Indexed Contracts. S&P shall safeguard the

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

confidentiality of any promotional or informational materials furnished by CME for S&P's review, as provided for in Section 12(b) hereof.

     (b) Compliance with Applicable Laws. CME shall use its best efforts to comply with the federal commodities laws and the rules thereunder insofar as those laws and rules relate to the Indexed Contracts licensed hereunder. CME shall take all necessary steps to ensure that the trading of the Indexed Contracts is carried out in accordance with high ethical and legal standards. S&P shall have no obligation or liability in connection therewith. This provision is intended solely for the benefit of the parties hereto and not for the benefit of third parties.

     (c) CME Rulebook Disclaimers. CME shall use and disseminate the S&P Stock Indices and the S&P Marks only in compliance with the terms and conditions of this Agreement to ensure that S&P's rights in the S&P Stock Indices and the S&P Marks are in no way diminished or jeopardized and CME shall use its best efforts to ensure that the public is in no way confused or misled as to such rights. CME shall include Appendix 4 hereto in its rules and take any other action necessary to ensure that its members trading in the Indexed Contracts are subject to the provisions of Appendix 4.

     (d) Cross-Margining Program. CME will use its best efforts to include the Indexed Contracts in CME's existing cross-margining program with the Options Clearing Corporation unless CME reasonably determines in any case that such cross-margining program is not appropriate.

     (e) Regulatory Approvals. CME shall promptly file for and use its best efforts to obtain and maintain any regulatory approval for the trading of Indexed Contracts that is required during the term of this Agreement.

     (f) CME Warranties. The CME represents and warrants to S&P that (1) the execution and performance of this Agreement by the CME will not conflict with, or result in a breach or violation of, any other agreement (written or oral) or instrument to which CME is party or by which it is bound, and (2) this Agreement has been duly authorized, executed and delivered by CME and constitutes a valid and legally binding obligation of CME, enforceable in accordance with its terms.

11. PROTECTION OF VALUE OF LICENSE.
    -------------------------------

    (a) Trademark Registrations. During the term of this Agreement, S&P shall use its best efforts to maintain in full force and effect federal registrations of "Standard & Poor's(R)," "S&P(R)" and "S&P 500(R)." CME shall reasonably cooperate with S&P, at S&P's expense, in the maintenance of

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

such rights and registrations and shall do such acts and execute such instruments as are reasonably necessary and appropriate for such purposes.

     (b) Unlicensed Use of S&P Stock Indices or S&P Trademarks. In the event S&P is notified by CME or otherwise becomes aware that any of the S&P Stock Indices or S&P Marks are to be, or have been, used by a third party without the prior written consent of S&P, in a manner materially inconsistent with the terms of the licenses granted to CME hereunder ("Unlicensed User"), and that such use has or may reasonably be expected to have a material adverse impact upon the benefits derived by CME from the licenses hereunder, S&P shall have the option to either (i) use its best efforts to terminate such use, including, without limitation, by initiating litigation against any such Unlicensed User; or (ii) permit such Unlicensed User to continue such use, in which case CME shall have the rights provided below. S&P shall have thirty (30) days after learning of such uncontested use in which to notify CME of S&P's decision whether to seek to terminate such use or permit it. If S&P chooses to take action to terminate such use, CME shall continue to pay the license fees required hereunder, except that if such use has not been terminated within twenty-four (24) months after the date of the notice to CME, then CME shall have the rights provided below. S&P shall, within ten (10) days, give written notice to CME of its decision to cease such effort to terminate such unlicensed use and of any adverse final decision with respect to such efforts by any court or other governmental body as to which there is no further appeal. The costs of any litigation brought under this Subsection 11(b) shall be borne entirely by S&P, and the conduct of such litigation shall remain in the sole control of S&P. In the event litigation initiated pursuant to this Subsection 11(b) is decided adversely to S&P or if S&P is otherwise unsuccessful in terminating such party's use of the S&P Stock Indices or the S&P Marks, or if S&P notifies CME that it will not challenge such unlicensed use, then:

                 (1) S&P shall have no further liability to CME hereunder on account of such use and shall not be deemed to have breached any of its representations, warranties or agreements hereunder. Notwithstanding the foregoing, while this Agreement remains in effect, S&P shall not enter into any agreement, written or oral, with any third party, pursuant to which S&P will receive revenue, derived from the trading of Contracts based on any of the S&P Marks or S&P Stock Indices licensed hereunder;

                 (2) CME shall have the right to [*] by this Agreement relating to the S&P Stock Index or Indices being used by the Unlicensed User, along with all rights and obligations of the parties thereto, except for [*] provided that CME gives written notice of such termination to S&P within thirty (30) days of receiving written notice from S&P that it will not seek to terminate such

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

unlicensed use or that its efforts to terminate such unlicensed use have been unsuccessful, or at the end of the twenty four (24) month period specified in
Section 11(b); and

          (3) if CME does [*] hereby to the S&P Stock Index or Indices being used by the Unlicensed User as provided in subsection (2) above, CME shall have the right to [*] to compensate for any loss of revenue to CME and its members as a result of such unlicensed use. If the parties are unable to reach agreement [*] within sixty (60) days after the CME's written notice requesting [*] the matter shall be resolved by binding arbitration through the American Arbitration Association and subject to its commercial rules. The binding arbitration shall be conducted by three arbitrators qualified as valuation experts in the field of intellectual property licenses, one of which shall be selected by S&P, one of which shall be selected by CME and one of which shall be appointed by the other two. The arbitration shall be conducted in The Borough of Manhattan, The City of New York. The parties shall each be responsible for fifty percent (50%) of the cost of the arbitration, regardless of the outcome thereof.

     Notwithstanding the foregoing, nothing herein shall be construed to limit CME's right to seek to enjoin any unlicensed use of the S&P Marks by an Unlicensed User in the event S&P does not terminate such use.

12.  PROPRIETARY RIGHTS.

     (a) Security Measures. CME acknowledges that the S&P Stock Indices, including the S&P/BARRA Indices, are valuable assets of, and are selected, coordinated, arranged and prepared solely by S&P, and S&P and BARRA, respectively, through the application of methods and standards of judgment used and developed through the expenditure of considerable work, time and money. CME agrees that it will take such security measures as are reasonably necessary in order to prevent any unauthorized use of the information provided to it concerning the selection, coordination, arrangement and preparation of the S&P Stock Indices, including the S&P/BARRA Indices.

     (b) Obligations of Confidentiality. Each party shall treat as confidential, and shall not disclose or transmit to any third party: (1) any documentation or other materials that are marked as "Confidential and Proprietary" by the providing party; or (2) the terms of this Agreement ("Confidential Information"). Confidential Information as described in clause (1) of the preceding sentence shall not include: (A) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not subject to a confidentiality agreement with regard to such information); or (B) any information that is

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, either party may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved for disclosure in writing by the providing party or (ii) required by law, regulatory agency or court order to be disclosed by the receiving party, provided, however, that if permitted by law, prior written notice of such required disclosure shall be given to the providing party and further provided, however, that the receiving party shall cooperate with the providing party to limit the extent of such disclosure.

13.  REPRESENTATIONS, WARRANTIES, DISCLAIMERS.
     -----------------------------------------

     (a) Rights to Grant Licenses. S&P represents and warrants that S&P is the owner of, or has the right to license CME to use, the S&P Stock Indices and S&P Marks, as provided herein. S&P hereby represents and warrants to CME that BARRA has consented to S&P's entry into this Agreement with CME. If at any time during the term of this Agreement, BARRA ceases participating in the compilation and publication of the S&P/BARRA Indices, whether as a result of the termination of the S&P/BARRA Agreement or for any other reason, S&P covenants and agrees that it shall, without interruption, itself compile and publish substantially similar substitute indices for CME's use under the terms of this Agreement, and S&P shall have no liability to CME hereunder. In such event, the parties agree that such substitute indices shall replace the S&P/BARRA Indices under this Agreement and that new trademarks will be designated to replace the S&P/BARRA Marks. It is understood that the licensing of any such substitute indices shall be evidenced by a written amendment to this Agreement, executed by S&P and CME.

     (b) Responsibilities for Errors and Omissions. S&P shall promptly correct, or instruct its agent to correct, any errors made in S&P's computations of the S&P Stock Indices that are brought to S&P's attention by CME; provided, however, that nothing in this Section 13 shall give CME the right to exercise any judgment or require any changes with respect to S&P's method of composing, calculating or determining the S&P Stock Indices; and, further provided, however, that nothing in this Section 13(b) shall be deemed to modify the other provisions of this Section 13.

     (c) Limitation of Liability. S&P shall obtain information for inclusion in or for use in the calculation of the S&P Stock Indices from sources that S&P considers reliable, but S&P accepts no responsibility for, and shall have no liability for, any errors, omissions or interruptions therein. S&P does not guarantee the accuracy and/or the completeness of the S&P Stock Indices or any data included therein in connection with the trading of the Indexed Contracts, or any other use. S&P makes no warranty, express or implied, as to results to be obtained by any person or any entity from the use of the S&P Stock Indices or any data included therein. S&P makes no express or implied

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Stock Indices or any data included therein.

     (d) No Special Damages. Neither party shall have any liability for lost profits or indirect, punitive, special, or consequential damages (including lost profits) arising out of this Agreement, even if notified of the possibility of such damages.

     (e) Limitation on Damages. Without diminishing the disclaimers and limitations set forth in this Section 13, in no event shall the cumulative liability of S&P to CME exceed the license fees actually paid to S&P hereunder over the one-year period preceding the date on which S&P is found liable to CME. The parties agree that this limitation on liability is reasonable under the circumstances.

14.  INDEMNIFICATION.
     ----------------

     (a) CME's Indemnification of S&P. Except as provided in Subsection (b) below, CME shall indemnify and hold harmless S&P, its affiliates and their officers, directors, employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys' and experts' fees) as a result of any claim, action, or proceeding that arises out of or relates to: (1) this Agreement (other than a breach by S&P of its representations, warranties and agreements hereunder); or (2) the Indexed Contracts; provided, however, that S&P notifies CME promptly of any such claim, action or proceeding. CME shall periodically reimburse S&P for its expenses incurred under this Section 14. S&P shall have the right, at its own expense, to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent or judgment, or agree to settle any such claim, action or proceeding without the written consent of CME without waiving the indemnity hereunder. CME, in the defense of any such claim action or proceeding, except with the written consent of S&P, shall not agree to entry of any judgment or enter into any settlement which either does not include, as an unconditional term, the grant by the claimant to S&P of a release of all liabilities in respect of such claims or which otherwise adversely affects the rights of S&P.

     (b) Exclusion from CME's Indemnification Obligation. CME's indemnification obligations under Subsection (a) above shall not apply to: (1) the willful or intentional misconduct of any of S&P's officers, directors, employees, or agents; (2) [*] in the S&P Stock Indices or any data included therein originated by S&P; or (3) any breach by S&P of its representations, warranties, or agreements made in this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     (c) No Third Party Beneficiaries. These indemnification provisions are solely for the benefit of CME and S&P and are not intended to, and do not create, any rights or causes of actions on behalf of any third party.

15.  FORCE MAJEURE
     -------------

         Neither S&P nor CME shall bear responsibility or liability for any losses arising out of any delay in or interruptions of their respective performance of their obligations under this Agreement due to any act of God, act of governmental authority or act of public enemy or due to war, the outbreak or escalation of hostilities, riot, fire, flood, civil commotion, insurrection, labor difficulty (including, without limitation, any strike, or other work stoppage or slow down), severe or adverse weather conditions, power failure, communications line failure, or other similar cause beyond the reasonable control of the party so affected.

16.  INJUNCTIVE RELIEF
     -----------------

          In the event of a material breach by one party of provisions of this Agreement relating to the Confidential Information of the other party, the parties acknowledge and agree that damages would be an inadequate remedy and that the non-breaching party shall be entitled to preliminary and permanent injunctive relief to preserve such confidentiality or limit improper disclosure of such Confidential Information, but nothing herein shall preclude the non-breaching party from pursuing any other action or remedy for any breach or threatened breach of this Agreement. In the event of a material breach by CME of provisions of this Agreement relating to dissemination of the S&P Stock Indices, CME acknowledges and agrees that damages would be an inadequate remedy to S&P and that S&P shall be entitled to preliminary and permanent injunctive relief to enforce the provisions hereof, but nothing herein shall preclude S&P from pursuing any other action or remedy for any breach or threatened breach of this Agreement. All remedies hereunder shall be cumulative.

17.  GENERAL PROVISIONS.
     -------------------

     (a) Assignment and Delegation. This Agreement is solely and exclusively between the parties hereto and shall not be assigned or transferred, nor shall any duty hereunder be delegated, by either party, without the prior written consent of the other party, and any attempt to so assign or transfer this Agreement or delegate any duty hereunder without such written consent shall be null and void. This Agreement shall be valid and binding on the parties hereto and their successors and permitted assigns.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     (b) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter. This Agreement supersedes the Prior License Agreements and all other previous agreements between the parties, if any, with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements, or understandings except as provided herein.

     (c) Non-Waiver and Amendments. No waiver, modification, or amendment of any of the terms and conditions hereof shall be valid or binding, unless such waiver, modification, or amendment is in writing and signed by a duly authorized officer of each of the parties hereto.

     (d) Effect of Breach. No breach, default or threatened breach or default of this Agreement by S&P shall relieve CME of its obligations under this Agreement with respect to the protection of the property or proprietary nature of any property which is the subject matter of this Agreement.

     (e) Notices. All notices and other communications under this Agreement shall be: (1) in writing; (2) delivered by hand, by registered or certified mail, return receipt requested, or by facsimile transmission to the address or facsimile number set forth below or such address or facsimile number as either party shall specify by a written notice to the other; and (3) deemed given upon receipt.

               Notice to S&P:
               --------------
               Standard & Poor's
               65 Broadway
               New York, New York 10006
               Attention: John C. Zwingli
                             Group Vice President
               Facsimile No: 212/770-0270

               With a copy to:
               ---------------
               David B. Stafford
               Associate General Counsel
               The McGraw-Hill Companies
               1221 Avenue of the Americas
               New York, NY 10020
               Facsimile No:   212/512-6769

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

            Notice to CME:
            --------------
            Chicago Mercantile Exchange
            30 South Wacker Drive
            Chicago, IL 60606
            Attention: T. Eric Kilcollin, President
            Facsimile No:   312/648-3625

            With a copy to:
            ---------------
            Paul O'Kelly
            Senior Vice President and General Counsel
            Chicago Mercantile Exchange
            30 South Wacker Drive
            Chicago, Illinois 60606
            Facsimile No:  312/930-3323

     (f) Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York.

     (g) Choice of Jurisdiction. Each party agrees that in connection with any legal action or proceeding arising with respect to this Agreement, such action or proceeding shall be brought only in the United States District Court for the Southern District of New York or in the Supreme Court of the State of New York in and for the First Judicial Department, and each party agrees to submit to the jurisdiction of those courts and venue in those courts and to waive any claim that either court is an inconvenient forum.

     (h) Survival. Section 12, Section 13 and Section 14 shall survive the expiration or termination of this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.


STANDARD & POOR'S


By:  /s/ John C. Zwingli
     ------------------------
         John C. Zwingli
         Group Vice President



CHICAGO MERCANTILE EXCHANGE



By:  /s/ John F. Sandner
     ------------------------
         John F. Sandner
         Chairman of the Board


By:  /s/ T. Eric Kilcollin
     ------------------------
         T. Eric Kilcollin
         President and CEO

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX I
                                  ----------

The S&P Stock Indices collectively covered by and referred to in this Agreement are the following:


1.   S&P 500 Stock Price Index

2.   S&P 100 Stock Price Index

3.   S&P MidCap 400 Index

4.   S&P SmallCap 600 Index

5.   S&P 500/BARRA Growth Index

6.   S&P 500/BARRA Value Index

7.   S&P Energy Stock Price Index

8.   S&P Financial Stock Price Index

9.   S&P High Technology Stock Price Index

10.  S&P Public Utility Stock Price Index

11.  S&P Consumer Staple Stock Price Index

12.  S&P Transportation Stock Price Index

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX 2
                                  ----------

The S&P Marks collectively covered by and referred to in this Agreement are the following:


1.  S&P                                                              15. S&P Energy Stock Price Index

2.  Standard & Poor's                                                16. Standard & Poor's Energy Stock Price Index

3.  Standard & Poor's 500                                            17. Standard & Poor's Financial Stock Price Index

4.  500                                                              18. S&P High Technology Stock Price Index

5.  S&P 100                                                          19. Standard & Poor's High Technology Stock Price Index

6.  Standard & Poor's 100                                            20. S&P Public Utility Stock Price Index

7.  S&P MidCap 400 Index                                             21. Standard & Poor's Public Utility Stock Price Index

8.  Standard & Poor's 100                                            22. S&P Consumer Staple Stock Price Index

9.  S&P SmallCap 600 Index                                           23. Standard & Poor's Consumer Staple Stock Price Index

10. Standard & Poor's                                                24. S&P Transportation Stock Index

11. S&P 500/BARRA Growth Index                                       25. Standard & Poor's Transportation Stock Price Index

12. Standard & Poor's 500/BARRA Growth Index                         26. Mini S&P 500*

13. S&P 500/BARRA Value Index                                        27. E-Mini S&P 500*

14. Standard & Poor's 500/BARRA Value Index

                                       *Should this be a protectable mark

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX 3
                                  ----------

The Prior License Agreements between S&P and CME are the following:

1. The License Agreement dated February 28, 1980, as amended on January 27, 1983, and July 29, 1985. (Expiration date: October 21, 1998).

2. The License Agreement dated January 27, 1983, as amended on July 13, 1983, and July 29, 1985 (Expiration date: [October 21, 1998, for exclusivity; otherwise license continues until terminated]).

3. The License Agreement dated October 17, 1991, pertaining to the S&P MidCap 400 Index. (Expiration date: October 17, 1996 [but extended for 5 years if CME's trading volume in contracts based on the Index for the first 6 months of the 12-month period ending October 17, 1996, averages at least 7,500 contracts per trading day]).

4. The License Agreement dated July 27, 1995, pertaining to the S&P SmallCap, 600 Index. (Expiration date: June 30, 2000 [but extended for 5 years if CME's trading volume in contracts based on the Index for the first 6 months of the 12-month period ending June 30, 2000, averages at least 7,500 contracts per trading day]).

5. The License Agreement dated July 27, 1995, pertaining to the S&P/BARRA Indices. (Expiration date: June 30, 2000 [but extended for 5 years if CME's trading volume in contracts based on the Index for the first 6 months of the 12-month period ending June 30, 2000, averages at least 7,500 contracts per trading day]).

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  APPENDIX 4
                                  ----------

Limitation of Standard & Poor's Liability
-----------------------------------------

Rule __. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), licenses the Exchange to use various S&P stock indices ("S&P Stock Indices") in connection with the trading of futures contracts and options on futures contracts based upon such indices. S&P shall have no liability for any damages, claims, losses or expenses caused by any errors or delays in calculating or disseminating the S&P Stock Indices.

S&P Disclaimer
--------------

Rule __. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), does not guarantee the accuracy and/or completeness of the S&P Stock Indices or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any person or any entity from the use of the S&P Stock Indices or any data included therein in connection with the trading of futures contracts, options on futures contracts or any other use. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Stock Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             APPENDIX 5
                             ----------

Calculation Methodology Example

Initial Conditions:
1/1/00:                 S&P 500 contract multiplier of [*] reduced to [*] (i.e.
                        by a factor of [*]);
1/1/95-1/1/00:          Average [*] volume of [*] contracts traded;
1/1/00-1/1/01:          License fee of [*] based on actual volume and adjusted
                        rate [*].
1/1/01-1/1/02:          License fee of [*] based on actual volume and adjusted
                        rate [*].
1/1/02-1/1/03:          License fee of [*] based on actual volume and adjusted
                        rate [*].

1. On January 1, 2000, upon reduction in the S&P 500 contract multiplier, the per-trade license fee paid on the S&P 500 contract is proportionately reduced.

[*]

2. On January 1, 2001, multiply the average [*] volume in the S&P 500 contract for the [*] prior to the reduction in the S&P 500 contract multiplier by the unadjusted license fee in the S&P 500 Contract.

[*]

3. On January 1, 2001 and [*] thereafter, the total license fee paid to S&P by CME in regard to the S&P 500 contract for the prior [*] is calculated. [*]

4.  CME pays S&P the [*].

        [*]

5. Repeat steps 3 and 4 every [*] for the remainder of the term of the Agreement.

6.  The adjustment made to S&P is capped at a per-trade rate of [*].

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                             APPENDIX 6
                             ----------

Calculation Methodology Example
-------------------------------

Initial Conditions:

1/1/00:                 CME launches Competitive Contract
1/1/95-1/1/00:          Average [*] volume of [*] contracts traded;
1/1/96-1/1/01:          Average [*] volume of [*] contracts traded;
1/1/00-1/1/01:          [*] Volumes:
                            Affected Contract = [*];
                            Competitive Contract = [*];
1/1/01-1/1/02:          [*] Volumes:
                            Affected Contract = [*];
                            Competitive Contract = [*];

     1. The average [*] volume for the Affected Contract in the rolling [*] period minus the volume for the Affected Contract in the [*] period immediately following the rolling [*] period ("Volume Shortfall"). If Volume Shortfall is less than 0, then, for the purposes of this calculation, Volume Shortfall shall equal 0.

     Year 1 Volume Shortfall = [*];
     Year 2 Volume Shortfall = [*].

     2. Multiply Volume Shortfall by the license fee paid to S&P by CME for the Affected Contract during the [*] period immediately following the listing of such contracts for trading ("S&P Revenue Shortfall").

     Year 1 S&P Revenue Shortfall = [*]
     Year 2 S&P Revenue Shortfall = [*]

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND 17 C.F.R. 230.406 AND 200.80 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

3.   The total Normalized Volume is calculated by the following five (5) steps:

     (a)  The Normalization Factor is calculated:

          [*]

     (b)  Normalized Volume is calculated:

          [*]

Year 1: [*]
Year 2: [*]

     (c) Repeat steps (a) and (b) for each Competitive Contract as it relates to the Affected Contract.

     (d) Sum the Normalized Volumes for all Competitive Contracts as they relate to the Affected Contract.

Year 1: [*]
Year 2: [*]

     (e) Multiply the sum from step (d) by the per-trade license fee paid for the Affected Contract at the time this calculation is being performed. ("Total Normalized Revenue").

Year 1: [*]
Year 2: [*]

     The payment to S&P for the [*] period in question is the [*].

Year 1: [*]
Year 2: [*]